                                                                    EXHIBIT 10.6

                               FIFTH AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") dated as of March 15, 2004, between OAK STREET MORTGAGE LLC, a Delaware limited liability company ("Oak Street LLC"), OAK STREET MORTGAGE, INC., a Delaware corporation ("Oak Street Inc."), and OAK STREET MORTGAGE OF TENNESSEE LLC, a Tennessee limited liability company ("Oak Street TN") ("Oak Street LLC, Oak Street Inc. and Oak Street TN are collectively referred to as "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrower and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $200,000,000, which is evidenced by a First Amended and Restated Warehousing Promissory Note dated August 31, 2002, a Sublimit Promissory Note dated August 31, 2002 (the "Notes"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 31, 2002 (as the same may have been and may be amended or supplemented, the "Agreement").

B. Borrower has requested that Lender amend the Agreement to provide for a Third Party Originated Loan Sublimit, and Lender has agreed to such amendment, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1. Subject to Borrower's satisfaction of the conditions set forth in Section 4, the effective date of the Amendment is March 10, 2004 ("Effective Date").

2. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or," References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3. Exhibit A to the Agreement is amended and restated in its entirety as set forth in Exhibit A to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit A are deemed to refer to the new Exhibit A.

4. Exhibit E to the Agreement is amended and restated in its entirety as set forth in Exhibit E to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit E are deemed to refer to the new Exhibit E.

5. Exhibit H to the Agreement is amended and restated in its entirety as set forth in Exhibit H to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit H are deemed to refer to the new Exhibit H.

6. Borrower must deliver to Lender (a) two executed copies of this Amendment and (b) a $350 document production fee.

7. Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, except as set forth in
      Section 6 of this Fourth Amendment, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment,
      (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement, Borrower's representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower's financial condition from the date of the Agreement to the Effective Date.

8. Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

9. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                     OAK STREET MORTGAGE LLC,
                                     a Delaware limited liability company

                                     By: /s/ Craig L. Royal
                                         -----------------------------
                                     Its: Chief Financial Officer

                                     OAK STREET MORTGAGE, INC.,
                                     a Delaware corporation

                                     By: /s/ Craig L. Royal
                                         -----------------------------
                                     Its: Chief Financial Officer

                                     OAK STREET MORTGAGE OF TENNESSEE LLC, a
                                     Tennessee limited liability company

                                     By: /s/ Craig L. Royal
                                         -----------------------------
                                     Its: Chief Financial Officer

                                     RESIDENTIAL FUNDING CORPORATION,
                                     a Delaware corporation

                                     By:  /s/ Robin L. Swanson
                                         -----------------------------

                                     Its: Director
                                          ----------------------------

                                                                    EXHIBIT A-SF

                               REQUEST FOR ADVANCE

                           OAK STREET MORTGAGE LLC [ ]
                    OAK STREET MORTGAGE OF TENNESSEE LLC [ ]
                          OAK STREET MORTGAGE, INC. [ ]

Loan Number : ____________________________   Reviewed
                                             By:         _______________________

Mortgagor :   ____________________________   Warehouse
SSN:          ____________________________   Date:       _______________________

Address:      ____________________________   Effective
              ____________________________   Date:       _______________________
Zip Code:     ____________________________

Loan-to-Value Ratio:________ FICO Score:________ Debt-to-income Ratio: _________

Status: [] Committed            [] RFC       Loan Type: [] prime [] FHA [] VA
        [] Uncommitted                                  [] Subprime/Grade_______
        [] Wet Settlement       [] Received             [] High LTV [] First [] Second
        [] Repurchased                                  [] Nonperforming
        [] MERS                              Term:      [] Fixed__________ Term
        [] Open-end Second                              [] ARM ______ Adjustment
        [] Closed-end Second                               Period
        [] 3rd Party Originated                         [] Balloon__________Term

                                          Interest Rate: _________

Mortgage Note Date:____________________   Maturity Date:________________________

Mortgage Note Amount:__________________   Unpaid Principal Balance:_____________

Original Lender (if applicable):_______   Acquisition Cost: (if applicable):____

Requested Warehouse Advance Amount:____   Title Company:________________________

Investor:______________________________   Title Company Contact:________________

Investor Contact:______________________   Title Company Phone:__________________

Investor Phone:________________________   Expiration Date:______________________

Committed Purchase Price:______________   Purchase Commitment No.:______________

                              FUNDING INSTRUCTIONS

[] Wire Funding

     Account to Debit:___________________     Date of Wire:_____________________

     Credit Acct. Name:__________________     Amount of Wire:___________________

     Bank Name:__________________________     Credit Acct. No.:_________________

     City and State:_____________________     ABA No.:__________________________
     Ref:________________________________     Advise:____________ Phone:________

[] Check Funding

                                    Page A-1

      Check No.:__________________________ Amount:______________________________

                             REQUIRED DOCUMENTATION

The following documents in connection with the above request are enclosed:

RIGHT

[]    Original and 1 copy of Mortgage Note

[]    Certified copy of Mortgage

[] Original or certified copy of recorded Mortgage (Repurchased Mortgage Loans and Nonperforming Mortgage Loans)

[] Original ALTA Mortgage's Policy of Title Insurance or equivalent (Repurchased Mortgage Loans and Nonperforming Mortgage Loans)

[]    *Copy of Investor Purchase Commitment (or satisfactory evidence thereof)

[] *Copy of HUD-1 Settlement Statement or equivalent with evidence of initial Advance amount (open-end Second Mortgage Loans)

[]    *Copy of AssetWise Certificate (Required for High LTV Mortgage Loans)

[] *Copy of Borrower's closing instructions to escrow/title company (table funded Mortgage Loans only)

[] *Copy of a letter (or other acceptable documentation) from the holder of the Mortgage Loan to Borrower documenting the purchase price for the Mortgage Loan, releasing the holder's ownership interest in the Mortgage Loan against payment of that purchase price by Borrower and containing wire transfer instructions for payment of that purchase price (Third Party Originated Loans only)

LEFT

[]    *Request for Advance (original and 1 copy)

[] Recordable assignment of Mortgage (not required for Mortgage Loans registered on the MERS system after delivery of an Electronic Tracking Agreement, if approved by Lender)

[]    Certified copies of interim assignments of Mortgage (if applicable)

[]    *Investor repurchase demand letter (Repurchased Mortgage Loans only)

[] *Summary of Mortgage Loan documentation or Investor problems, expected cure period and current payment history (Repurchased Mortgage Loans only)

[] *Broker price opinion or Appraisal (Repurchased Mortgage Loans and Nonperforming Mortgage Loans)

NOTE: Items designated with the "*" are required prior to a Wet Settlement Advance.

For the new value this day received, Oak Street Mortgage LLC, Oak Street Mortgage of Tennessee, LLC and Oak Street Mortgage, Inc. ("Borrowers"), grants a security interest to Residential Funding Corporation ("Lender") in all of Borrower's right, title and interest in and to the Mortgage Loan described above, together with all related "Collateral," as more particularly described in the First Amended and Restated Warehousing Credit and Security Agreement (as amended, supplemented or otherwise modified) between Borrower and Lender.

OAK STREET MORTGAGE LLC

Authorized Signature:_________________________

OAK STREET MORTGAGE OF TENNESSEE LLC

Authorized Signature:_________________________

OAK STREET MORTGAGE, INC.

Authorized Signature:_________________________

                                    Page A-2

                                                                       EXHIBIT H

                         ELIGIBLE LOANS AND OTHER ASSETS

                             Oak Street Mortgage LLC
                            Oak Street Mortgage, Inc.
                      Oak Street Mortgage of Tennessee LLC

LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

      Lender's obligation to make Warehousing Advances under the Agreement is subject to the following limitations:

            1. No Warehousing Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Debt) under another warehousing financing arrangement or a gestation agreement.

            2. No Warehousing Advance will be made against any Mortgage Loan that Lender believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

            3. No Warehousing Advance will be made against a Mortgage Loan if any of the limitations set forth in this Exhibit H would be exceeded after giving effect to the Warehousing Advance.

            4. No Warehousing Advance will be made against a Mortgage Loan with an original principal balance in excess of $2,000,000.

            5. No Warehousing Advance will be made against a Third Party Originated Loan that was closed more than 45 days prior to the date on which the requested Warehousing Advance is to be made.

SUBLIMITS

      These general limitations apply to all Warehousing Advances against Eligible Loans:

                  1. Wet Settlement Advances:        40% of the Warehousing
                                                     Commitment Amount.

                  2. Third Party Originated Loans:   $10,000,000 (Wet Settlement
                                                     Advances not permitted)

ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

      Subject to compliance with the terms and limitations set forth below and the terms, representations and warranties and the covenants in the Agreement, each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

1.    PRIME MORTGAGE LOAN

      (a) Definition: A First Mortgage Loan or a Second Mortgage Loan with the following characteristics:

          (i) For a First Mortgage Loan:

                 A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and

                 B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the Prime Mortgage Loan is insured by or subject to a commitment for mortgage insurance in an amount and on terms and conditions that satisfy the underwriting standards of Fannie Mae or Freddie Mac; or

                  C.    A Government Mortgage Loan.

          (ii) For a Second Mortgage Loan:

                 A. The credit of the obligor has been underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards; and

                 B.   Loan-to-Value Ratio not more than 100%.

      (b) Interest Rate:

          (i)  Other Mortgage Loans:     1.00% over LIBOR

          (ii) Aged Mortgage Loans:      1.50% over LIBOR

      (c) Prime Sublimit:                $24,000,000

          (i)   First Mortgage Loan:     $24,000,000

          (ii)  Second Mortgage Loan:    $12,000,000

          (iii) Aged Mortgage Loans:     $600,000

      (d) Committed/Uncommitted:

          (i) First Mortgage Loans:      Purchase Commitment required

          (ii) Second Mortgage Loans:    Purchase Commitment NOT required

      (e) Wet Settlement Advances:       Permitted

      (f) Aged Mortgage Loans:           Permitted for First Mortgage Loans only

      (g) Committed Advance Rate:

          (i)  First Mortgage Loan:      100% of the lesser of (i) the Mortgage
                                         Note Amount or (ii) the Committed
                                         Purchase Price

          (ii) RFC Mortgage Loan:        100% of the lesser of (i) of the
                                         Mortgage Note Amount or (ii) the
                                         Committed Purchase Price

      (h) Uncommitted Advance Rate:      100% of the Mortgage Note Amount

      (i) Standard Warehouse Period:     90 days

      (j) Aged Warehouse Period:         120 days

      (k) Required Prepayments:          All Mortgage Loans in warehouse 45 days
                                         will be reduced by 2% of the Mortgage
                                         Note Amount.

                                         On the day a Pledged Loan becomes an
                                         Aged Mortgage Loan, the Warehousing
                                         Advance against such Pledged Loan must
                                         be (a) repaid in full, to the extent
                                         the Aged Mortgage Loan Sublimit would
                                         be exceeded, or (b) otherwise, reduced
                                         by 5% of the Mortgage Note Amount.

2.    SUBPRIME MORTGAGE LOAN

      (a) Definition: A First Mortgage Loan or Second Mortgage Loan that has a risk rating of "A-," "B" or "C" (determined using underwriting standards that comply with industry standards in the sole judgment of Lender), and that is acceptable for purchase by at least two investors.

      (b) Interest Rate:

          (ii) Other Mortgage Loans:     1.00% over LIBOR

          (ii) Aged Mortgage Loans:      1.50% over LIBOR

      (c) Subprime Sublimit:             $200,000,000

          (i)   First Mortgage Loan:     $200,000,000
          (ii)  Second Mortgage Loan:    $40,000,000
          (iii) Aged Mortgage Loans:     $10,000,000

      (d) Committed/Uncommitted:         Purchase Commitment NOT required

      (e) Wet Settlement Advances:       Permitted

      (f) Aged Mortgage Loans:           Permitted for First Mortgage Loans only

      (g) Committed Advance Rate:

          (i) RFC Mortgage Loan:         100% of the lesser of (i) of the
                                         Mortgage Note Amount or (ii) the
                                         Committed Purchase Price

      (h) Uncommitted Advance Rate:

          (i)   First Mortgage Loan:     100% of the Mortgage Note Amount

          (ii)  Second Mortgage Loan:    100% of the Mortgage Note Amount

      (i) Standard Warehouse Period:     90 days

      (j) Aged Warehouse Period:         180 days

      (k) Required Prepayments:          All Mortgage Loans in warehouse 45 days
                                         will be reduced by 2% of the Mortgage
                                         Note Amount.

                                         On the day a Pledged Loan becomes an
                                         Aged Mortgage Loan, the Warehousing
                                         Advance against such Pledged Loan must
                                         be (a) repaid in full, to the extent
                                         the Aged Mortgage Loan Sublimit would
                                         be exceeded, or (b) otherwise, reduced
                                         by 5% of the Mortgage Note Amount.
                                         Thereafter, the Warehousing Advance
                                         must be reduced by 5% of the Mortgage
                                         Note Amount.

3.    HIGH LTV MORTGAGE LOAN

      (a) Definition: A Second Mortgage Loan that meets the 125 Loan Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued, and a First Mortgage Loan that meets the Home Solution Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued.

      (b) Interest Rate:                 2.00% over LIBOR

      (c) High LTV Sublimit:             $1,000,000

      (d) Committed/Uncommitted:         Purchase Commitment from Lender
                                         required

      (e) Wet Settlement Advances:       Permitted

      (f) Aged Mortgage Loans:           Not Permitted

      (g) Committed Advance Rate:

          (i)  First Mortgage Loan:      98% of the lesser of (i) of the
                                         Mortgage Note Amount or (ii) the
                                         Committed Purchase Price

          (ii) Second Mortgage Loan:     95% of the lesser of (i) of the
                                         Mortgage Note Amount or (ii) the
                                         Committed Purchase Price

      (h) Standard Warehouse Period:     45 days

4.    REPURCHASED MORTGAGE LOAN/NONPERFORMING MORTGAGE LOAN/REO PROPERTY

      (a) Definitions:

              Repurchased Mortgage Loan: A Mortgage Loan that has been repurchased from an Investor or a Mortgage Pool pursuant to a Servicing Contract.

              Nonperforming Mortgage Loan: A First Mortgage Loan or a Second Mortgage Loan that is not a High LTV Mortgage Loan and (i) is in the process of foreclosure, (ii) is 60 days or more delinquent or
              (iii) with respect to which the Warehousing Period has expired.

              REO Property: An improved real property containing a 1- to 4-family residence, which property is owned by Borrower as the result of a foreclosure proceeding or the acceptance of a deed in lieu of foreclosure, or has been purchased from an Investor to satisfy a repurchase obligation of Borrower to the Investor.

      (b) Interest Rate:                 3.25% over LIBOR

      (c) Sublimit:                      $2,400,000

      (d) Committed/Uncommitted:         Purchase Commitment NOT required

      (e) Wet Settlement Advances:       Not Permitted

      (f) Aged Mortgage Loans:           Not Permitted

      (g) Advance Rate for Repurchased
          and Nonperforming Mortgage
          Loans: 90% of the lesser of (i) Lender's initial Warehousing Advance, (ii) the unpaid principal balance, (iii) the repurchase price, or (iv) the Appraised Property Value or BPO Value

      (h) Advance Rate for REO Property: The lesser of (i) 60% Lender's initial
                                         Warehousing Advance or (ii) 60% of the
                                         Appraised Property Value or BPO Value

      (i) Standard Warehouse Period:     365 days

      (j) Required Prepayments for
          Repurchased and Nonperforming
          Mortgage Loans:                5% of the Mortgage Note Amount, paid
                                         each month occurring more than 90 days
                                         after the date of the Warehousing
                                         Advance

      (k) Required Prepayments for REO
          Property:                      5% of the initial Warehousing Advance
                                         against an REO Property paid each month
                                         occurring more than 90 days after the
                                         date of the Warehousing Advance